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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                     SYNTHETIC FIXED-INCOME SECURITIES, INC.
                                  ON BEHALF OF
                  STRATS(SM) TRUST FOR GOLDMAN SACHS CAPITAL I
                            SECURITIES, SERIES 2005-3
                   ------------------------------------------

             (Exact name of registrant as specified in its charter)

               Delaware                                  52-2316339
(State of incorporation or organization)      (IRS Employer Identification No.)

                               One Wachovia Center
                               301 S. College St.
                      Charlotte, North Carolina 28288-0630

                    (Address of principal executive offices)

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box. [X]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2) please check the following box. [_]

Securities Act registration statement file number to which this form relates:
333-111858-15

Securities to be registered pursuant to Section 12(b) of the Act:

Title Of Each Class To                           Name Of Each Exchange On Which
Be So Registered                                 Each Class Is To Be Registered
---------------------                            ------------------------------

40,000 STRATS(SM) Certificates,                  New York Stock Exchange, Inc.
Series 2005-3




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       Securities to be registered pursuant to Section 12(g) of the Act:
                                     NONE

  ITEM 1.    DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.


         The description of the STRATS(SM) Certificates, Series 2005-3, is contained in the Prospectus, dated December 1, 2004, included in the Registrant's Registration Statement on Form S-3 (No. 333-111858) under the caption "Description of the Certificates," which is incorporated herein by reference, in the Prospectus Supplement, dated September 23, 2005, filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 424(b)(5) under the Securities Act of 1933, under the caption "Description of the Certificates," and in the Supplement to the Prospectus Supplement, dated September 29, 2005, to be filed by Registrant with the Commission on September 30, 2005 pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended, which Supplement to the Prospectus Supplement and Prospectus Supplement, together with the Prospectus, shall be deemed to be incorporated herein by reference.

  ITEM 2.    EXHIBITS.

         The securities described herein are to be registered pursuant to
Section 12(b) of the Securities Exchange Act of 1934 on an exchange on which other securities of the Registrant are currently registered. In accordance with
Part II to the instructions regarding exhibits on Form 8-A, the following exhibits shall be filed with each copy of the Registration Statement filed with such exchange.

             1. Certificate of Incorporation of Synthetic Fixed-Income Securities, Inc. is set forth as Exhibit 3.1 to the Registration Statement on Form S-3 and is incorporated herein by reference.

             2. By-laws, as amended, of Synthetic Fixed-Income Securities,
Inc. are set forth as Exhibit 3.2 to the Registration Statement on Form S-3 and are incorporated herein by reference.

             3. Base Trust Agreement, dated as of September 26, 2003 is attached to the Form 8-A, dated September 30, 2003, filed by Registrant with the Securities and Exchange Commission on October 1, 2003, and is incorporated herein by reference.

             4. Prospectus Supplement dated September 23, 2005 and
Prospectus dated December 1, 2004, filed by Registrant with the Securities and Exchange Commission on September 27, 2005, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, and is incorporated herein by reference.

             5. Supplement to Prospectus Supplement dated September 29, 2005, to be filed by Registrant with the Commission on September 30, 2005, pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended, and is incorporated herein by reference.

             6. The STRATS(SM) Certificates Series Supplement 2005-3, dated as of September 30, 2005 will be filed under cover of Form 8-K within 15 days of the Closing Date of the Certificates and is incorporated herein by reference.


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


                                   SIGNATURE



         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                SYNTHETIC FIXED-INCOME SECURITIES, INC.
                                (Registrant)



                                By:  /s/  Jimmy Whang
                                     --------------------------------
                                Name:  Jimmy Whang
                                Title: Director


Date:  September 26, 2005


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